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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 9, 2004

                            ------------------------

                              ALLIED HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


           GEORGIA                     0-22276                  58-0360550
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                          ----------------------------

                        160 CLAIREMONT AVENUE, SUITE 200
                                DECATUR, GEORGIA
                    (Address of principal executive offices)

                                      30030
                                   (Zip Code)

                         -------------------------------

       Registrant's telephone number, including area code: (404) 373-4285

                         -------------------------------

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.


On December 9, 2004, Allied Holdings, Inc. (the "Company") filed a press release regarding the Company's filing of a plan with The American Stock Exchange ("Amex") to regain compliance with Section 1003(d) of the Amex Company Guide. A copy the Company's press release is furnished herewith as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits


99.1 Press Release of the Company dated December 9, 2004 regarding the filing of a plan with the Amex to regain compliance with Section 1003(d) of the Amex Company Guide.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 10, 2004

                                    ALLIED HOLDINGS, INC.


                                    By:     /s/  David A. Rawden
                                       ------------------------------------
                                    Name:   David A. Rawden
                                    Title:  Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.                     Description of Exhibit
-----------                     ----------------------

99.1 Press Release of the Company dated December 9, 2004 regarding the filing of a plan with the Amex to regain compliance with Section
         1003(d) of the Amex Company Guide.